LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Supplement dated April 28, 2022 to the Loomis Sayles Intermediate Municipal Bond Fund Prospectus and Statement of Additional Information, each dated May 1, 2021, as may be revised and supplemented from time to time.

On April 28, 2022, the Loomis Sayles Intermediate Municipal Bond Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.